DCM/INNOVA HIGH EQUITY INCOME INNOVATION FUND

A Series of Centaur Mutual Funds Trust

Supplement dated April 11, 2024, to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information, each dated February 28, 2024

Effective immediately, the DCM/INNOVA High Equity Income Innovation Fund (the “Fund”), a series of Centaur Mutual Funds Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective May 24, 2024. Shares of the Fund are no longer available for purchase and, at the close of business on May 24, 2024, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

The Board of Trustees of the Trust (the “Board”), at the recommendation of the Fund’s investment advisor, DCM Advisors, LLC (the “Adviser”), determined and approved by Written Consent of the Board on April 10, 2024 (the “Written Consent”), to discontinue the Fund’s operations based on, among other factors, the Advisor’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Advisor will continue to waive investment advisory fees and reimburse expenses of the Fund, if necessary, in order to maintain the Fund at its current expense limit, as specified in the Fund’s Prospectus.

Through the Written Consent, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than May 24, 2024; and (ii) all outstanding shareholder accounts on May 24, 2024, be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objectives. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction. Procedures for redeeming your account, including reinvested distributions, are contained in the section “Redeeming Your Shares” in the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to May 24, 2024, will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer or other financial intermediary and are held in a brokerage or other investment account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer or other financial intermediary for deposit into your brokerage or other investment account.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

Shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding the Fund, please call 1-888-484-5766.

Investors Should Retain this Supplement for Future Reference